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                                                                   Exhibit 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated March 15, 2001 included in Hibbett Sporting Goods, Inc.'s Form 10-K for the year ended February 3, 2001 and to all references to our Firm included in this registration statement.


                                         /s/ ARTHUR ANDERSEN LLP


Birmingham, Alabama
June 8, 2001